UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2026
SERVICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634
(Address of Principal Executive Offices) (Zip Code)
617-964-8389
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term "SVC" refers to Service Properties Trust and its consolidated subsidiaries.

Explanatory Note

As previously reported on January 27, 2026, SVC sold 105 hotels with a total of 13,758 keys for a combined sales price of $820.3 million, excluding closing costs, pursuant to four agreements that SVC previously entered into to sell 113 hotels with a total of 14,803 keys for a combined sales price of $913.3 million, excluding closing costs, or the Sale Hotels. SVC is currently remarketing eight Sale Hotels with a total of 1,045 keys that were previously under agreement to sell for a combined sales price of $93.0 million, excluding closing costs.
SVC is filing this Current Report on Form 8-K to provide updated pro forma financial information required by Item 9.01 of Form 8-K as of and for the year ended December 31, 2025, which reflects the sales of 105 of the Sale Hotels.
For further information regarding SVC’s completed hotel sales, please see its Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 10, 2025, September 18, 2025, September 24, 2025 (filed with Item 2.01), September 29, 2025, October 1, 2025, October 6, 2025, October 21, 2025, October 28, 2025, November 4, 2025, November 18, 2025, November 24, 2025, December 9, 2025, December 16, 2025, December 22, 2025 and January 27, 2026.
Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
SVC's unaudited pro forma consolidated balance sheet as of December 31, 2025 and SVC's unaudited pro forma consolidated statement of loss for the year ended December 31, 2025, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.
These unaudited pro forma consolidated financial statements reflect SVC’s financial position as if the sale of one of the Sale Hotels was completed as of December 31, 2025 (the impact of the sales of 104 of the Sale Hotels are reflected in SVC’s historical consolidated balance sheet as of December 31, 2025), and SVC’s results of operations as if the sales of 105 of the Sale Hotels were completed as of January 1, 2025. These unaudited pro forma consolidated financial statements are not necessarily indicative of SVC’s expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in SVC’s portfolio of investments, capital structure, property level operating expenses and revenues, including returns received from SVC’s hotels or rents expected to be received pursuant to SVC’s existing leases or leases SVC may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in these unaudited pro forma consolidated financial statements and such differences may be significant.
(d) Exhibits.

99.1	Unaudited Pro Forma Consolidated Financial Statements. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

		By:	/s/ Brian E. Donley
		Name:	Brian E. Donley
		Title:	Chief Financial Officer and Treasurer

Dated:	March 13, 2026

3